UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period :	December 1, 2014 — November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PHYIX

Putnam High Yield Advantage Fund

Annual report
11|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Annual report
11 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	68

About the Trustees	69

Officers	71

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as the emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam High Yield Advantage Fund

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have outpaced the average annual return of equities by over 70%, and have done so with close to 40% less volatility.

2000–2015	Stocks	High-yield bonds
Average annualized return	4.06%	6.95%
Standard deviation	15.09%	9.05%

80
60
40
20
0
-20
-40
2000
01
02
03
04
05
06
07
08
09
10
11
12
13
14
2015

Sources: S&P, JPMorgan, as of 12/31/15. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Advantage Fund

High Yield Advantage Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	High Yield Advantage Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the 12-month reporting period ended November 30, 2015?

Following a volatile start, high-yield bonds rallied in January and February of 2015, fueled by oil prices settling into a trading range of $48 to $53 per barrel. The European Central Bank’s January 2015 announcement of a larger-than-expected bond-buying program drove down yields on eurozone sovereign debt, furthering the trend of low bond yields globally. Consequently, low yields, record U.S. stock prices, and investors’ increased appetite for risk helped bolster early-period demand for high-yield bonds.

The asset class posted a slightly negative return in March amid uncertainty about the timing of potential interest-rate hikes. High-yield bonds then rallied strongly in April as mixed U.S. economic data led to expectations that the Federal Reserve might hold off a bit longer on tightening rates. The market was also helped by rising oil prices, which reduced the pressure on energy companies that were at the greatest risk of defaulting when prices were lower. High-yield bonds rose modestly in May, despite heightened volatility in U.S. Treasuries, foreign-exchange markets, commodities, and stocks.

In June, uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

High Yield Advantage Fund	5

markets, and high-yield bonds declined along with virtually all other major asset classes.

As the summer progressed, we saw a widespread retreat from riskier assets, resulting from concerns about the pace of growth in China and elsewhere overseas. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth. A notable precursor to broadening weakness in September occurred when Moody’s Investors Service cut the credit rating on bonds issued by wireless telecom provider Sprint. Following the downgrade, the value of Sprint’s bonds declined by 20% over the ensuing two weeks.

Worries about global spillover effects from weakness in China receded in October as the Chinese government announced additional stimulus measures. Amid reduced macroeconomic concerns, a Fed that remained on hold, and better-than-expected corporate earnings, high-yield bonds rallied strongly, with the JPMorgan Developed High Yield Index gaining 2.5% for the month.

Credit qualities are shown as a percentage of net assets as of 11/30/15. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Yield Advantage Fund

In November, the asset class largely erased October’s gain, as declining oil prices placed additional downward pressure on bonds issued by energy companies. Moreover, weakness spread from energy and commodity-related sectors to other parts of the market, such as retail, broadcasting, telecommunications, and health care, due to various company-specific developments.

Within the fund’s benchmark, higher-quality bonds outpaced lower-quality credits by a sizable margin, reflecting greater risk aversion on the part of investors. From an industry perspective, more-defensive food and beverages, gaming/leisure, and housing sectors delivered the best returns. Conversely, metals/mining and energy were by far the poorest performing sectors, registering double-digit declines.

The fund lagged both its benchmark and the average return of its Lipper peer group. What factors hampered relative performance?

At the sector/industry level, overall positioning in cable and satellite, a modestly underweight allocation to retail — which was one of the better-performing sectors for the period as a whole — and an overweight

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/15. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Advantage Fund	7

position in utilities, worked against the fund’s return relative to its benchmark. Additionally, having lower-than-benchmark exposure to higher-quality bonds was a further dampener on relative performance.

In terms of individual holdings, our position in satellite communications provider Intelsat was the biggest detractor. The firm has faced revenue pressure that is expected to continue into 2016, partly due to reduced sales to the government sector. There is minimal equity supporting Intelsat’s bonds, and this highly leveraged firm has struggled to generate free cash flow.

Two energy companies, Linn Energy and Energy Future Holdings, were also among the primary detractors. Linn Energy is a heavily leveraged oil and natural gas company, and its bonds declined sharply during the period on growing concern that the firm may default on its outstanding debt. Energy Future Holdings is the parent company of bankrupt Texas utility TXU. Some of Energy Future Holdings’ operations are regulated by the government and some are not. We held bonds in both areas of the firm’s capital structure. Securities tied to Energy Future Holdings’ unregulated businesses are more sensitive to changes in commodity prices and lost value due to falling natural gas prices.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

8	High Yield Advantage Fund

Additional detractors included overweight positions in telecommunication equipment provider Avaya and retailer Bon-Ton Stores.

What factors aided the fund’s relative performance versus the benchmark?

From a sector/industry perspective, a sizable underweight allocation to the poor-performing metals/mining industry was the biggest contributor, followed by overall positioning in industrials and an overweight in financials.

Looking at individual holdings, not owning coal producer and index component Peabody Energy was the top relative contributor. Coal prices plummeted to extreme lows during the past year, as larger miners with lower production costs maintained their output, creating a glut of coal. At the same time, many utilities accelerated the switch to natural gas from coal to fuel power plants. In light of these factors, as well as increased regulation and reduced demand from China, we had a negative view of the coal industry.

Largely avoiding energy exploration and production [E&P] company Energy XXI also helped the fund’s relative performance. In June 2014, Energy XXI acquired fellow Gulf of Mexico E&P company EPL Oil & Gas, including assumption of EPL’s debt, in a deal valued at more than $2 billion. The timing of the deal proved unfortunate, however, as oil prices continued to decline from near the time the deal was signed until mid-March. These developments significantly hampered Energy XXI’s overall financial condition.

Elsewhere, an overweight position in global financial services giant Royal Bank of Scotland Group [RBS] was another contributor. An announcement by George Osborne, the United Kingdom’s Chancellor of the Exchequer, that the government was ready to sell its ownership stake in RBS back to the public, fueled speculation that the firm’s high-yield bonds could be called, or redeemed, before maturity. This announcement, along with expectations that the firm’s capital structure may soon improve, bolstered the fund’s position.

Additional contributors included overweight positions in wireless communications provider T-Mobile US and Germany-based global banking and financial services company Commerzbank.

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

Despite recent market volatility, we think the fundamental backdrop for high-yield bonds remains supportive. U.S. gross domestic product grew at a 3.9% seasonally adjusted annual rate in the second quarter and 2.1% in the third quarter, which was considerably stronger than the pace of growth in the first quarter of 2015. The number of new jobs created in October and November was significantly better than expected, and wage growth has shown signs of picking up, in our view.

As of period-end, the average yield spread of the fund’s benchmark was 6.9%, which is roughly one percentage point above the long-term historical average. Yield spreads are the yield advantage high-yield bonds offer over comparable maturity U.S. Treasuries. An above-average spread can indicate that high-yield bond valuations are attractive relative to historical norms. Consequently, we think relative-value opportunities can be found in the market, particularly among issuers that we believe have attractive financial characteristics but their bonds have been indiscriminately punished in recent market selloffs.

All told, with valuations appearing more attractive following recent market turbulence, and defaults mostly confined to commodity-related sectors such as energy and metals/mining, we continue to

High Yield Advantage Fund	9

have a constructive outlook for the asset class overall.

As for portfolio positioning, we expect to keep the fund broadly diversified across market sectors, and at period-end, the majority of our holdings were in mid-tier split Ba-rated or B-rated bonds. From a sector/industry perspective, we favored telecommunications, gaming/leisure, industrials, utilities, housing, and broadcasting. By contrast, the fund was underweighted in energy, technology, metals/mining, food and beverages, services, diversified media, consumer products, and cable/satellite.

High-yield net fund flows were substantially negative over the past 12 months, and new issuance of high-yield bonds was below the level of the previous 12-month reporting period. We believe these factors have created a certain amount of disruption in the market’s supply-and-demand environment. In order to better position the fund for these conditions, as well as for continued periods of volatility, we plan to maintain a slightly higher-than-normal cash allocation in the portfolio.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

10	High Yield Advantage Fund

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

High Yield Advantage Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.28%	7.13%	7.02%	7.02%	6.47%	6.47%	6.98%	6.87%	7.01%	7.46%

10 years	87.53	80.03	76.45	76.45	73.89	73.89	82.68	76.74	83.07	92.07
Annual average	6.49	6.06	5.84	5.84	5.69	5.69	6.21	5.86	6.23	6.74

5 years	28.61	23.46	23.83	21.96	23.93	23.93	26.92	22.79	26.92	30.01
Annual average	5.16	4.31	4.37	4.05	4.38	4.38	4.88	4.19	4.88	5.39

3 years	7.57	3.26	5.29	2.57	5.28	5.28	6.75	3.28	6.76	8.24
Annual average	2.46	1.08	1.73	0.85	1.73	1.73	2.20	1.08	2.20	2.68

1 year	–3.89	–7.73	–4.67	–9.21	–4.70	–5.61	–4.26	–7.37	–4.26	–3.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	High Yield Advantage Fund

Comparative index returns For periods ended 11/30/15

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	7.02%

10 years	107.15%	78.62
Annual average	7.55	5.94

5 years	36.74	27.71
Annual average	6.46	4.98

3 years	10.49	7.66
Annual average	3.38	2.46

1 year	–3.34	–3.47

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/15, there were 657, 528, 437, 291, and 21 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,645 and $17,389, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,674. A $10,000 investment in the fund’s class R and Y shares would have been valued at $18,307 and $19,207, respectively.

High Yield Advantage Fund	13

Fund price and distribution information For the 12-month period ended 11/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.324		$0.282	$0.281	$0.312		$0.312	$0.336

Capital gains	—		—	—	—		—	—

Total	$0.324		$0.282	$0.281	$0.312		$0.312	$0.336

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/14	$6.11	$6.36	$5.98	$5.96	$6.10	$6.30	$6.10	$6.37

11/30/15	5.56	5.79	5.43	5.41	5.54	5.73	5.54	5.80

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	5.83%	5.60%	5.30%	5.32%	5.63%	5.45%	5.63%	5.79%

Current 30-day SEC yield[2]	N/A	6.01	5.50	5.49	N/A	5.81	6.01	6.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.15%	7.00%	6.89%	6.89%	6.34%	6.34%	6.86%	6.74%	6.89%	7.34%

10 years	80.62	73.40	69.94	69.94	67.67	67.67	75.95	70.24	76.63	84.94
Annual average	6.09	5.66	5.45	5.45	5.30	5.30	5.81	5.46	5.85	6.34

5 years	22.26	17.37	17.81	16.02	17.90	17.90	20.87	16.94	20.87	23.83
Annual average	4.10	3.26	3.33	3.02	3.35	3.35	3.86	3.18	3.86	4.37

3 years	2.97	–1.15	0.53	–2.07	0.70	0.70	2.20	–1.12	2.20	3.80
Annual average	0.98	–0.38	0.18	–0.70	0.23	0.23	0.73	–0.37	0.73	1.25

1 year	–5.42	–9.20	–6.22	–10.68	–6.07	–6.97	–5.62	–8.69	–5.62	–5.18

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

14	High Yield Advantage Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended
11/30/14	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Annualized expense ratio for
the six-month period ended
11/30/15*	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.10	$8.72	$8.72	$6.30	$6.30	$3.88

Ending value (after expenses)	$935.70	$932.40	$932.20	$933.00	$933.00	$936.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

High Yield Advantage Fund	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.32	$9.10	$9.10	$6.58	$6.58	$4.05

Ending value (after expenses)	$1,019.80	$1,016.04	$1,016.04	$1,018.55	$1,018.55	$1,021.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	High Yield Advantage Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

High Yield Advantage Fund	17

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	High Yield Advantage Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

High Yield Advantage Fund	19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

20	High Yield Advantage Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

High Yield Advantage Fund	21

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

22	High Yield Advantage Fund

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 620, 488 and 418 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen

High Yield Advantage Fund	23

its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	High Yield Advantage Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Advantage Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the fund), including the fund’s portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 7, 2016

26	High Yield Advantage Fund

The fund’s portfolio 11/30/15

CORPORATE BONDS AND NOTES (88.7%)*	Principal amount	Value

Advertising and marketing services (0.3%)
Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024	$115,000	$118,163

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	945,000	972,169

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	595,000	614,338

		1,704,670
Automotive (1.1%)
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	1,415,000	1,445,069

FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	2,690,000	2,899,282

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5 1/4s,
2023 (United Kingdom)	305,000	301,950

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	280,000	266,807

Navistar International Corp. sr. notes 8 1/4s, 2021	1,569,000	1,113,990

		6,027,098
Basic materials (10.0%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	1,925,000	1,886,500

ArcelorMittal SA sr. unsec. bonds 10.85s, 2019 (France)	920,000	977,500

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	710,000	557,350

ArcelorMittal SA sr. unsec. unsub. notes 8s, 2039 (France)	1,030,000	777,784

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023	1,130,000	1,178,025

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	720,000	784,800

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	970,000	1,003,950

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	1,325,000	1,358,125

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	945,000	1,001,700

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	1,145,000	1,226,868

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	825,000	759,000

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	430,000	433,225

Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)	300,000	275,160

Cemex SAB de CV 144A company guaranty sr. notes 5.7s,
2025 (Mexico)	1,050,000	933,188

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	515,000	384,963

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	765,000	575,663

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	1,530,000	1,484,100

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	2,410,000	2,229,250

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	1,015,000	1,004,850

High Yield Advantage Fund	27

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Basic materials cont.
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	$455,000	$419,169

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)	725,000	447,688

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	981,000	620,483

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	1,006,000	651,385

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	785,000	828,175

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	1,240,000	1,401,200

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	1,435,000	1,490,606

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	2,620,000	2,004,300

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	965,000	907,100

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	1,070,000	989,750

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	700,000	475,580

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	1,540,000	1,601,600

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	1,285,000	1,336,400

Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	2,174,000	22

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	855,000	795,150

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	1,085,000	1,082,288

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	2,493,000	2,424,443

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	770,000	731,500

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	2,010,000	2,025,075

PQ Corp. 144A sr. notes 8 3/4s, 2018	785,000	777,150

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	1,910,000	1,608,946

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	865,000	890,950

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	355,000	370,088

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	720,000	745,200

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	375,000	383,438

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	925,000	1,126,188

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	1,870,000	1,893,375

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	665,000	635,075

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	285,000	277,163

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	2,017,000	1,817,821

28	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Basic materials cont.
Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	$400,000	$386,500

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	330,000	345,675

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	1,060,000	1,085,175

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	2,150,000	2,010,250

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	2,483,000	2,526,453

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	215,000	216,613

		56,159,975
Broadcasting (2.8%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	1,535,000	1,488,950

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	2,255,000	2,226,813

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	935,000	294,525

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	1,940,000	2,012,750

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	725,000	525,625

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	565,000	591,838

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022	405,000	406,013

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	1,515,000	1,568,025

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	1,440,000	1,407,600

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	470,000	485,863

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	1,060,000	1,110,350

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	925,000	959,688

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	1,030,000	1,035,150

Townsquare Media, Inc. 144A sr. unsec. notes 6 1/2s, 2023	410,000	386,425

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	1,060,000	1,060,000

Univision Communications, Inc. 144A company guaranty sr.
notes 5 1/8s, 2025	380,000	367,175

		15,926,790
Building materials (0.7%)
Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024	1,115,000	1,123,363

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	780,000	815,100

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	1,440,000	1,490,400

Owens Corning company guaranty sr. unsec. notes 9s, 2019	384,000	448,553

		3,877,416

High Yield Advantage Fund	29

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Cable television (4.6%)
Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)		$2,550,000	$2,377,875

Altice SA 144A company guaranty sr. unsec. notes 7 5/8s,
2025 (Luxembourg)		200,000	174,050

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		470,000	444,150

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		525,000	546,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		625,000	651,563

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		1,105,000	1,107,763

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		1,410,000	1,394,138

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		750,000	791,633

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026		635,000	638,175

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		1,675,000	1,547,281

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		500,000	461,875

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		940,000	796,650

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		300,000	282,750

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024		660,000	590,700

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 7/8s, 2025		620,000	655,650

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 1/8s, 2023		720,000	752,400

Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	275,000	299,994

Numericable-SFR SAS 144A sr. bonds 6 1/4s, 2024 (France)		$1,920,000	1,881,600

Numericable-SFR SAS 144A sr. notes 6s, 2022 (France)		2,260,000	2,231,750

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		1,370,000	1,381,988

Unitymedia GmbH 144A company guaranty sr. unsec. notes
6 1/8s, 2025 (Germany)		1,420,000	1,441,442

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		1,393,000	1,401,706

Virgin Media Finance PLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (United Kingdom)		540,000	550,800

Virgin Media Secured Finance PLC 144A sr. notes 5 3/8s, 2021
(United Kingdom)		666,000	685,980

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		2,955,000	2,829,413

			25,917,326
Capital goods (7.7%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		3,338,000	3,454,820

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		830,000	919,225

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 1/4s, 2021		575,000	600,875

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024		1,190,000	1,166,200

30	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Capital goods cont.
Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	$799,000	$807,989

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	1,130,000	1,152,600

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	1,325,000	1,235,563

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	470,000	457,075

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	465,000	480,113

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	675,000	596,953

Bombardier, Inc. 144A unsec. notes 5 1/2s, 2018 (Canada)	160,000	151,600

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	1,755,000	1,908,563

Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	780,000	850,200

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	736,000	759,920

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	3,115,000	2,320,675

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	785,000	802,663

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	1,905,000	1,841,897

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	2,158,000	2,907,402

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
8 1/2s, 2020	265,000	275,600

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	2,100,000	2,194,500

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	1,380,000	1,166,100

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	1,410,000	1,441,725

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	1,925,000	1,780,625

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025	1,027,000	1,021,865

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	1,570,000	1,585,700

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	974,000	1,015,395

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	562,000	585,183

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	385,000	385,963

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 7/8s, 2018 (Netherlands) ‡‡	1,375,000	1,417,969

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 3/4s, 2022 (Netherlands) ‡‡	400,000	435,000

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	842,000	863,050

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	1,075,000	1,048,286

High Yield Advantage Fund	31

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	$1,305,000	$1,366,988

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	550,000	541,750

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	1,070,000	1,056,786

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	1,845,000	1,782,159

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	855,000	838,969

		43,217,946
Commercial and consumer services (0.2%)
Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	185,000	164,650

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	1,220,000	1,220,000

		1,384,650
Consumer (0.5%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,030,000	875,500

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	90,000	96,300

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	110,000	117,700

Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	805,000	830,156

Spectrum Brands, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	670,000	698,475

		2,618,131
Consumer staples (5.8%)
Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	820,000	836,400

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	1,799,000	1,879,955

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	665,000	653,363

BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)	575,000	580,750

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	1,900,000	1,971,250

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	1,875,000	1,701,563

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022	1,380,000	1,324,800

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	3,555,000	2,790,675

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	470,000	472,938

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	1,430,000	1,587,300

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	2,360,000	2,239,050

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	380,000	369,550

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	1,100,000	1,137,125

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	1,815,000	1,243,275

32	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Consumer staples cont.
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	$1,275,000	$1,214,438

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	480,000	499,200

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	505,000	514,469

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	1,815,000	1,926,169

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	670,000	659,950

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	1,385,000	1,338,256

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	1,765,000	1,747,350

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	990,000	1,049,400

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	540,000	580,500

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	450,000	454,779

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	1,025,000	1,023,719

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	740,000	771,450

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	1,395,000	1,039,275

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	675,000	718,031

		32,324,980
Energy (8.3%)
Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	1,290,000	1,173,900

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	805,000	746,638

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	1,650,000	1,518,000

Archrock Partners, LP/EXLP Finance Corp. company guaranty
sr. unsec. notes 6s, 2022	1,745,000	1,483,250

Archrock Partners, LP/EXLP Finance Corp. company guaranty
sr. unsec. notes 6s, 2021	255,000	220,575

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	980,000	801,150

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	180,000	149,850

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	2,630,000	1,578,000

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	1,015,000	647,063

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	1,715,000	411,600

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	1,291,500	619,920

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	820,000	381,300

High Yield Advantage Fund	33

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Energy cont.
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	$1,175,000	$499,375

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	920,000	389,275

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	40,000	17,000

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	1,085,000	455,700

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	1,415,000	1,439,763

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	555,000	538,350

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	947,000	918,590

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	1,035,000	677,925

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	825,000	523,875

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	490,000	303,800

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	1,017,000	300,015

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	700,000	567,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	300,000	243,000

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 6 5/8s, 2023	840,000	764,400

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	3,669,000	1,119,045

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	715,000	550,550

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	1,195,000	1,230,850

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	430,000	411,725

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	805,000	724,001

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	1,615,000	468,350

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	855,000	833,625

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	1,435,000	373,100

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	895,000	169,495

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	537,000	128,209

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020	1,304,000	801,960

34	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022		$1,515,000	$1,477,125

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024		1,088,000	1,025,440

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026		805,000	734,563

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023		730,000	624,150

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 1/2s, 2021		460,000	386,400

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022		2,187,000	1,875,353

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)		1,035,000	289,800

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022		850,000	155,125

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024		1,260,000	229,950

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022		795,000	667,800

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023		810,000	668,250

Sabine Pass Liquefaction, LLC company guaranty sr. notes
5 5/8s, 2023		165,000	152,213

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022		1,445,000	1,389,006

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024		900,000	830,250

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		690,000	686,550

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †		2,795,000	6,988

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020		1,590,000	604,200

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)		780,000	688,350

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		850,000	818,125

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022		910,000	146,738

SM Energy Co. sr. unsec. notes 6 1/2s, 2021		540,000	525,150

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		280,000	268,800

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	420,000	207,570

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		$455,000	209,869

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022		680,000	285,600

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		1,670,000	1,302,600

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		2,365,000	2,187,625

Williams Cos., Inc. (The) notes 7 3/4s, 2031		968,000	898,443

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		335,000	339,792

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022		610,000	608,463

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023		1,540,000	1,355,200

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		855,000	724,613

			46,550,325

High Yield Advantage Fund	35

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Entertainment (1.9%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	$895,000	$928,563

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025	805,000	811,038

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	430,000	436,450

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	835,000	835,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	950,000	931,000

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	140,000	147,000

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020	1,315,000	1,347,875

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018	640,000	656,800

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025	980,000	950,600

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	1,035,000	1,037,588

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	275,000	279,125

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	2,420,000	2,477,354

		10,838,393
Financials (10.1%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	1,990,000	1,970,100

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031	2,905,000	3,464,202

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	635,000	639,366

American International Group, Inc. jr. sub. FRB 8.175s, 2058	1,265,000	1,665,056

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	800,000	858,000

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	635,000	670,719

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	155,000	156,060

CIT Group, Inc. sr. unsec. notes 5s, 2023	975,000	989,625

CIT Group, Inc. sr. unsec. notes 5s, 2022	845,000	862,956

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	1,145,000	1,207,975

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	468,000	490,230

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	1,645,000	740,250

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	725,000	737,688

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	765,000	780,300

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	760,000	885,020

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	1,005,000	211,050

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021	1,030,000	1,011,975

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	625,000	631,250

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	685,000	683,288

36	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020		$1,450,000	$949,750

Dresdner Funding Trust I 144A bonds 8.151s, 2031		1,155,000	1,419,206

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		580,000	613,350

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023		596,000	610,900

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066		710,000	269,800

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡		315,000	302,400

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		1,995,000	1,915,200

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020		1,280,000	1,316,800

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		1,195,000	1,213,678

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		875,000	1,023,750

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	925,000	2,417,101

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)		$450,000	484,200

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		645,000	669,994

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		945,000	916,650

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		1,910,000	1,728,550

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022		1,165,000	1,217,192

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
6 5/8s, 2019		880,000	792,000

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019		680,000	712,300

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021		1,115,000	1,140,088

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		393,000	395,948

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		1,060,000	959,300

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		1,564,000	1,505,350

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)		300,000	314,250

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)		575,000	606,491

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648s,
perpetual maturity (United Kingdom)		3,240,000	4,033,800

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)		1,030,000	1,072,951

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		305,000	299,629

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		1,140,000	1,208,400

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		380,000	377,864

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		1,223,000	1,210,770

High Yield Advantage Fund	37

CORPORATE BONDS AND NOTES (88.7%)* cont.		Principal amount	Value

Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		$1,170,000	$900,900

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024		1,750,000	1,736,875

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		1,265,000	1,239,700

Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021		1,235,000	975,650

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023		1,020,000	1,001,946

			56,207,843
Gaming and lottery (2.9%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		915,000	957,319

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019		1,000,000	1,051,250

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023		1,360,000	1,365,950

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,015,000	1,523,943

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$1,120,000	1,167,600

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021		2,255,000	2,243,725

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		753,000	788,768

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		2,890,000	3,048,950

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018		510,000	405,450

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022		3,305,000	2,544,850

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020		470,000	276,125

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022		1,015,000	979,475

			16,353,405
Health care (7.9%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021		1,675,000	1,725,250

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		860,000	842,800

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023		1,335,000	1,111,388

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		185,000	186,156

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		1,125,000	1,098,281

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021		580,000	585,800

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		325,000	331,500

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022		365,000	353,138

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)		1,645,000	1,422,925

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		1,078,000	1,091,475

38	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Health care cont.
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	$2,195,000	$1,794,413

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	1,812,000	1,830,120

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	1,874,000	1,789,670

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	950,000	902,500

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)	925,000	878,750

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2023 (Ireland)	460,000	443,900

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	1,625,000	1,643,281

HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	400,000	393,000

HCA, Inc. sr. notes 6 1/2s, 2020	2,110,000	2,331,550

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	410,000	459,713

Horizon Pharma Financing, Inc. 144A sr. unsec. notes
6 5/8s, 2023	460,000	395,600

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	1,130,000	1,084,800

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	1,025,000	1,023,719

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	1,645,000	1,595,650

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	1,165,000	996,075

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	790,000	793,950

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	1,095,000	1,106,892

Service Corporation International sr. unsec. notes 7s, 2017	205,000	218,325

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	1,835,000	1,922,163

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	1,940,000	2,029,725

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	755,000	755,944

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	575,000	567,813

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	270,000	285,525

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	2,115,000	2,247,188

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	340,000	343,400

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	1,325,000	1,306,781

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	280,000	256,550

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	135,000	117,788

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	640,000	548,800

High Yield Advantage Fund	39

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025	$1,225,000	$1,059,625

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023	1,370,000	1,185,050

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020	1,305,000	1,167,975

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	1,970,000	2,047,992

		44,272,940
Homebuilding (2.8%)
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	365,000	370,019

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	1,555,000	1,508,350

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	1,150,000	1,081,000

CalAtlantic Group, Inc. company guaranty sr. unsec. notes
5 7/8s, 2024	585,000	611,325

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	1,420,000	1,522,950

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	2,305,000	2,356,863

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	1,010,000	1,007,475

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	1,290,000	1,325,475

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	1,415,000	1,452,144

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	1,507,000	1,465,558

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,170,000	1,345,500

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035	125,000	123,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	710,000	684,263

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	355,000	355,888

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2023	295,000	293,156

		15,503,716
Lodging/Tourism (0.6%)
MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	1,330,000	1,333,325

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	320,000	363,834

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	1,975,000	1,856,500

		3,553,659
Media (0.3%)
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	1,695,000	1,724,663

		1,724,663

40	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Regional Bells (0.7%)
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	$180,000	$154,125

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	1,275,000	1,249,500

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	1,875,000	1,858,594

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	330,000	330,825

		3,593,044
Retail (2.4%)
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	1,491,000	894,600

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	985,000	280,725

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023	510,000	529,125

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020	360,000	372,600

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	1,070,000	1,021,850

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	240,000	206,400

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	1,295,000	893,550

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	1,835,000	1,523,050

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	100,000	112,125

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	620,000	659,525

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,230,000	1,183,875

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	2,185,000	1,944,650

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8s, 2021	910,000	812,175

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	1,770,000	1,827,525

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	1,310,000	1,326,375

		13,588,150
Technology (4.0%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	1,170,000	1,219,725

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	1,195,000	1,266,700

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	1,690,000	557,700

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	3,135,000	2,468,813

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	960,000	919,200

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	636,000	664,620

First Data Corp. 144A company guaranty sr. unsec.
notes 7s, 2023	1,620,000	1,634,175

First Data Corp. 144A notes 5 3/4s, 2024	1,275,000	1,275,000

First Data Corp. 144A sr. notes 5 3/8s, 2023	1,135,000	1,156,996

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	190,000	202,728

High Yield Advantage Fund	41

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Technology cont.
Infor US, Inc. 144A sr. notes 5 3/4s, 2020	$397,000	$397,993

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	2,415,000	2,143,313

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R	1,620,000	1,699,996

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	485,000	508,765

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	1,525,000	1,533,738

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	535,000	502,900

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	1,430,000	1,455,025

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	750,000	746,250

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	412,000	255,440

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	1,525,000	1,631,750

		22,240,827
Telecommunications (4.9%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s,
2023 (Luxembourg)	605,000	598,950

Altice Financing SA 144A company guaranty sr. notes 7 7/8s,
2019 (Luxembourg)	690,000	716,738

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7 5/8s, 2025 (Luxembourg)	655,000	605,941

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	1,965,000	2,036,220

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	500,000	508,750

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	925,000	803,594

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	2,185,000	1,950,113

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	695,000	576,850

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	1,165,000	436,875

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	1,450,000	565,500

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	565,000	570,650

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	1,155,000	1,210,452

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	1,331,000	1,339,991

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024	495,000	495,619

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	143,000	149,958

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,285,000	1,373,201

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022	840,000	834,750

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	345,000	360,101

Sprint Capital Corp. company guaranty 6 7/8s, 2028	2,870,000	2,066,400

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	370,000	306,175

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	1,535,000	1,657,800

42	High Yield Advantage Fund

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Telecommunications cont.
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	$3,150,000	$2,535,750

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	2,955,000	2,393,550

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	2,355,000	2,137,163

Wind Acquisition Finance SA 144A company guaranty sr. unsec.
bonds 7 3/8s, 2021 (Luxembourg)	960,000	926,400

		27,157,491
Telephone (1.9%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	455,000	431,977

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	375,000	371,719

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	100,000	102,500

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	695,000	719,325

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	1,450,000	1,486,250

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025	1,300,000	1,293,500

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	1,167,000	1,196,175

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	2,195,000	2,230,669

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	435,000	437,175

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	1,055,000	841,363

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023	1,935,000	1,436,738

		10,547,391
Tire and rubber (0.3%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	1,405,000	1,380,413

		1,380,413
Transportation (0.8%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	1,990,000	1,795,975

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	2,385,000	2,373,075

		4,169,050
Utilities and power (5.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	520,000	575,900

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	3,245,000	2,904,275

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	1,112,000	1,145,360

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	660,000	592,350

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	2,850,000	2,668,313

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	605,000	629,200

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	370,000	381,100

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	1,185,000	1,118,641

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	401,000	408,018

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	160,000	154,230

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	1,335,000	1,304,135

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	1,100,000	1,045,000

High Yield Advantage Fund	43

CORPORATE BONDS AND NOTES (88.7%)* cont.	Principal amount	Value

Utilities and power cont.
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	$765,000	$891,109

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	404,647	431,455

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	992,000	1,036,640

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	105,000	80,325

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	430,000	337,550

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	2,515,000	2,137,750

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	740,000	573,500

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	1,715,000	1,457,750

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	740,000	625,300

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	336,300

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	3,010,000	3,002,475

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	760,000	691,235

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,240,000	1,246,629

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,110,000	1,053,806

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022	835,000	798,560

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	1,515,000	1,446,825

		29,073,731

Total corporate bonds and notes (cost $540,866,337)		$495,914,023

SENIOR LOANS (5.4%)* [c]	Principal amount	Value

Basic materials (0.1%)
Builders FirstSource, Inc. bank term loan FRN Ser. B, 6s, 2022	$645,000	$634,519

		634,519
Communication services (0.1%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	990,000	866,560

		866,560
Consumer cyclicals (3.8%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	1,800,567	1,709,039

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	3,398,849	3,055,412

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	691,525	586,067

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	2,523,063	2,228,704

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	1,262,970	1,221,923

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	760,000	633,080

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,391,879	935,458

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.938s, 2019	1,534,000	1,110,616

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	1,301,696	816,408

44	High Yield Advantage Fund

SENIOR LOANS (5.4%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	$1,794,067	$1,782,294

Jeld-Wen, Inc. bank term loan FRN 4s, 2021	680,000	677,238

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	1,035,000	1,030,796

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	1,140,000	1,038,350

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	750,522	701,457

ROC Finance, LLC bank term loan FRN 5s, 2019	1,436,050	1,342,707

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	460,000	439,300

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	925,303	885,978

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	877,612	855,672

		21,050,499
Consumer staples (0.4%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	1,403,625	1,324,671

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	990,000	876,150

		2,200,821
Energy (0.1%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,380,000	419,175

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	594,750	164,548

		583,723
Financials (—%)
iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	263,869	263,869

		263,869
Health care (0.3%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	525,000	493,500

Concordia Healthcare Corp. bank term loan FRN Ser. B, 5 1/4s,
2021 (Canada)	890,000	847,169

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	316,717	308,482

		1,649,151
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	1,443,917	1,088,954

		1,088,954
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2022	962,588	940,528

		940,528
Utilities and power (0.2%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676s, 2017	3,273,299	1,107,809

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676s, 2017	33,594	11,370

		1,119,179

Total senior loans (cost $36,593,564)		$30,397,803

High Yield Advantage Fund	45

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$1,028,000	$1,208,543

Jazz Technologies, Inc. cv. company guaranty sr. unsec.
bonds 8s, 2018	449,000	757,126

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	399,000	291,270

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1s, 2020	727,000	704,281

Total convertible bonds and notes (cost $2,554,070)		$2,961,220

SHORT-TERM INVESTMENTS (3.9%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.16% L	Shares	21,290,706	$21,290,706

SSgA Prime Money Market Fund Class N 0.09% P	Shares	220,000	220,000

U.S. Treasury Bills 0.16%, February 11, 2016		$171,000	170,945

Total short-term investments (cost $21,681,651)			$21,681,651

TOTAL INVESTMENTS

Total investments (cost $601,695,622)			$550,954,697

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $558,990,829.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

46	High Yield Advantage Fund

At the close of the reporting period, the fund maintained liquid assets totaling $144,930 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $11,130,767)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Euro	Sell	12/16/15	$291,819	$503,474	$211,655

	Barclays Bank PLC
	Canadian Dollar	Sell	1/20/16	483,427	487,639	4,212

	Credit Suisse International
	British Pound	Buy	12/16/15	531,661	540,310	(8,649)

	Euro	Buy	12/16/15	310,633	332,930	(22,297)

	Euro	Sell	12/16/15	310,633	311,694	1,061

	Goldman Sachs International
	Euro	Buy	12/16/15	560,175	600,405	(40,230)

	Euro	Sell	12/16/15	560,175	562,092	1,917

	JPMorgan Chase Bank N.A.
	Euro	Buy	12/16/15	379,861	407,101	(27,240)

	Euro	Sell	12/16/15	379,862	381,153	1,291

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/20/16	1,308,457	1,320,157	11,700

	Euro	Buy	12/16/15	857,280	918,782	(61,502)

	Euro	Sell	12/16/15	857,280	860,074	2,794

	UBS AG
	British Pound	Sell	12/16/15	2,477,417	2,517,643	40,226
	Euro	Buy	12/16/15	668,511	716,547	(48,036)
	Euro	Sell	12/16/15	668,511	670,766	2,255

	Total					$69,157

High Yield Advantage Fund	47

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	2,961,220	$—

Corporate bonds and notes	—	495,914,001	22

Senior loans	—	30,397,803	—

Short-term investments	21,510,706	170,945	—

Totals by level	$21,510,706	$529,443,969	$22

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$69,157	$—

Totals by level	$—	$69,157	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

48	High Yield Advantage Fund

Statement of assets and liabilities 11/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $580,404,916)	$529,663,991
Affiliated issuers (identified cost $21,290,706) (Notes 1 and 5)	21,290,706

Cash	22,132

Interest and other receivables	9,562,016

Receivable for shares of the fund sold	1,912,489

Receivable for investments sold	2,156,368

Unrealized appreciation on forward currency contracts (Note 1)	277,111

Prepaid assets	19,666

Total assets	564,904,479

LIABILITIES

Payable for investments purchased	1,778,908

Payable for shares of the fund repurchased	2,493,507

Payable for compensation of Manager (Note 2)	262,289

Payable for custodian fees (Note 2)	13,360

Payable for investor servicing fees (Note 2)	161,566

Payable for Trustee compensation and expenses (Note 2)	313,326

Payable for administrative services (Note 2)	2,098

Payable for distribution fees (Note 2)	219,752

Unrealized depreciation on forward currency contracts (Note 1)	207,954

Collateral on certain derivative contracts, at value (Note 1)	220,000

Other accrued expenses	240,890

Total liabilities	5,913,650

Net assets	$558,990,829

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$672,053,988

Undistributed net investment income (Note 1)	5,214,218

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(67,603,505)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(50,673,872)

Total — Representing net assets applicable to capital shares outstanding	$558,990,829

(Continued on next page)

High Yield Advantage Fund	49

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($319,715,959 divided by 57,541,531 shares)	$5.56

Offering price per class A share (100/96.00 of $5.56)*	$5.79

Net asset value and offering price per class B share ($14,147,193 divided by 2,607,737 shares)**	$5.43

Net asset value and offering price per class C share ($17,291,914 divided by 3,198,521 shares)**	$5.41

Net asset value and redemption price per class M share ($81,255,763 divided by 14,661,297 shares)	$5.54

Offering price per class M share (100/96.75 of $5.54)†	$5.73

Net asset value, offering price and redemption price per class R share
($24,431,323 divided by 4,408,871 shares)	$5.54

Net asset value, offering price and redemption price per class Y share
($102,148,677 divided by 17,605,586 shares)	$5.80

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

50	High Yield Advantage Fund

Statement of operations Year ended 11/30/15

INVESTMENT INCOME

Interest (including interest income of $21,634 from investments in affiliated issuers) (Note 5)	$44,812,159

Total investment income	44,812,159

EXPENSES

Compensation of Manager (Note 2)	3,827,780

Investor servicing fees (Note 2)	1,112,127

Custodian fees (Note 2)	29,202

Trustee compensation and expenses (Note 2)	38,514

Distribution fees (Note 2)	2,086,619

Administrative services (Note 2)	17,864

Other	425,511

Total expenses	7,537,617

Expense reduction (Note 2)	(896)

Net expenses	7,536,721

Net investment income	37,275,438

Net realized loss on investments (Notes 1 and 3)	(7,121,816)

Net realized gain on swap contracts (Note 1)	119,474

Net realized gain on foreign currency transactions (Note 1)	1,005,103

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(409,378)

Net unrealized depreciation of investments during the year	(57,497,241)

Net loss on investments	(63,903,858)

Net decrease in net assets resulting from operations	$(26,628,420)

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund	51

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/15	Year ended 11/30/14

Operations:
Net investment income	$37,275,438	$51,124,820

Net realized gain (loss) on investments
and foreign currency transactions	(5,997,239)	14,903,684

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(57,906,619)	(28,073,729)

Net increase (decrease) in net assets resulting
from operations	(26,628,420)	37,954,775

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,786,491)	(28,598,028)

Class B	(766,355)	(782,318)

Class C	(985,512)	(1,256,380)

Class M	(5,105,607)	(6,523,775)

Class R	(1,441,385)	(1,410,153)

Class Y	(4,661,031)	(10,441,420)

Decrease from capital share transactions (Note 4)	(283,622,308)	(86,847,468)

Total decrease in net assets	(346,997,109)	(97,904,767)

NET ASSETS

Beginning of year	905,987,938	1,003,892,705

End of year (including undistributed net investment income
of $5,214,218 and $4,121,365, respectively)	$558,990,829	$905,987,938

The accompanying notes are an integral part of these financial statements.

52	High Yield Advantage Fund

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High Yield Advantage Fund	53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
November 30, 2015	$6.11	.33	(.56)	(.23)	(.32)	(.32)	—	—	$5.56	(3.89)	$319,716	1.04	5.48	29
November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	—	6.11	3.79	529,990	1.03	5.34	43
November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	—[d]	—	6.20	7.84	565,904	1.04	5.85	49
November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	—[d]	—	6.12	16.55	652,557	1.04	6.74	40
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	—[d]	—[e]	5.62	2.58	510,880	1.04	7.25	57

Class B
November 30, 2015	$5.98	.28	(.55)	(.27)	(.28)	(.28)	—	—	$5.43	(4.67)	$14,147	1.79	4.75	29
November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	—	5.98	3.23	16,893	1.78	4.59	43
November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	—[d]	—	6.06	6.98	17,154	1.79	5.07	49
November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	—[d]	—	5.99	15.48	15,257	1.79	5.94	40
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	—[d]	—[e]	5.52	1.84	8,076	1.79	6.50	57

Class C
November 30, 2015	$5.96	.28	(.55)	(.27)	(.28)	(.28)	—	—	$5.41	(4.70)	$17,292	1.79	4.75	29
November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	—	5.96	3.24	25,229	1.78	4.59	43
November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	—[d]	—	6.04	7.01	28,949	1.79	5.08	49
November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	—[d]	—	5.97	15.52	29,271	1.79	5.95	40
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	—[d]	—[e]	5.50	1.90	15,915	1.79	6.49	57

Class M
November 30, 2015	$6.10	.31	(.56)	(.25)	(.31)	(.31)	—	—	$5.54	(4.26)	$81,256	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	—	6.10	3.59	112,526	1.28	5.10	43
November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	—[d]	—	6.19	7.64	134,948	1.29	5.58	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	—	6.11	16.13	123,203	1.29	6.51	40
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	—[d]	—[e]	5.62	2.37	130,758	1.29	7.00	57

Class R
November 30, 2015	$6.10	.31	(.56)	(.25)	(.31)	(.31)	—	—	$5.54	(4.26)	$24,431	1.29	5.25	29
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	—	6.10	3.59	28,807	1.28	5.08	43
November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	—[d]	—	6.19	7.64	24,687	1.29	5.59	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	—	6.11	16.13	26,120	1.29	6.46	40
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	—[d]	—[e]	5.62	2.37	16,209	1.29	6.98	57

Class Y
November 30, 2015	$6.37	.35	(.58)	(.23)	(.34)	(.34)	—	—	$5.80	(3.86)	$102,149.79		5.74	29
November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	—	6.37	4.16	192,542.78		5.61	43
November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	—[d]	—	6.44	8.10	232,251.79		6.00	49
November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	—[d]	—	6.34	16.76	119,803.79		6.99	40
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	—[d]	—[e]	5.81	2.88	113,815.79		7.49	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54	High Yield Advantage Fund	High Yield Advantage Fund	55

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

56	High Yield Advantage Fund

Notes to financial statements 11/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through November 30, 2015.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved

High Yield Advantage Fund	57

by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

58	High Yield Advantage Fund

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

High Yield Advantage Fund	59

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $146,710 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2015, the fund had a capital loss carryover of $67,466,309 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$2,147,944	$5,992,548	$8,140,492	*

59,325,817	—	59,325,817	November 30, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses. Reclassifications are made to the fund’s capital

60	High Yield Advantage Fund

accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $563,796 to increase undistributed net investment income, $219,727 to increase paid-in capital and $783,523 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,995,330
Unrealized depreciation	(60,873,451)

Net unrealized depreciation	(50,878,121)
Undistributed ordinary income	5,319,066
Capital loss carryforward	(67,466,309)
Cost for federal income tax purposes	$601,832,818

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL. The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$713,765	Class R	44,653

Class B	25,697	Class Y	136,943

Class C	33,143	Total	$1,112,127

Class M	157,926

High Yield Advantage Fund	61

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $896 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $369, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,100,215	Class M	486,435

Class B	158,191	Class R	137,393

Class C	204.385	Total	$2,086,619

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,977 and $202 from the sale of class A and class M shares, respectively, and received $8,501 and $303 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $101 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$186,725,647	$437,272,508

U.S. government securities (Long-term)	—	—

Total	$186,725,647	$437,272,508

62	High Yield Advantage Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/15		Year ended 11/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	9,020,525	$53,802,667	18,300,291	$114,009,653

Shares issued in connection with
reinvestment of distributions	3,605,484	21,397,671	4,131,890	25,790,153

	12,626,009	75,200,338	22,432,181	139,799,806

Shares repurchased	(41,761,776)	(245,985,964)	(27,099,569)	(168,516,498)

Net decrease	(29,135,767)	$(170,785,626)	(4,667,388)	$(28,716,692)

	Year ended 11/30/15		Year ended 11/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	319,139	$1,867,006	327,257	$2,002,756

Shares issued in connection with
reinvestment of distributions	106,266	614,531	101,124	617,645

	425,405	2,481,537	428,381	2,620,401

Shares repurchased	(642,813)	(3,740,193)	(432,334)	(2,641,510)

Net decrease	(217,408)	$(1,258,656)	(3,953)	$(21,109)

	Year ended 11/30/15		Year ended 11/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	690,057	$3,986,378	709,466	$4,337,622

Shares issued in connection with
reinvestment of distributions	128,031	738,604	160,458	977,396

	818,088	4,724,982	869,924	5,315,018

Shares repurchased	(1,853,052)	(10,812,363)	(1,425,733)	(8,673,962)

Net decrease	(1,034,964)	$(6,087,381)	(555,809)	$(3,358,944)

	Year ended 11/30/15		Year ended 11/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	194,531	$1,159,113	2,240,042	$13,953,057

Shares issued in connection with
reinvestment of distributions	33,147	195,751	38,045	237,156

	227,678	1,354,864	2,278,087	14,190,213

Shares repurchased	(4,003,009)	(23,831,194)	(5,649,389)	(35,255,433)

Net decrease	(3,775,331)	$(22,476,330)	(3,371,302)	$(21,065,220)

	Year ended 11/30/15		Year ended 11/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	1,301,857	$7,750,500	2,099,781	$13,096,553

Shares issued in connection with
reinvestment of distributions	244,022	1,441,220	225,514	1,405,351

	1,545,879	9,191,720	2,325,295	14,501,904

Shares repurchased	(1,857,503)	(11,004,316)	(1,594,812)	(9,956,933)

Net increase (decrease)	(311,624)	$(1,812,596)	730,483	$4,544,971

High Yield Advantage Fund	63

	Year ended 11/30/15		Year ended 11/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,888,933	$58,925,370	14,913,793	$96,672,745

Shares issued in connection with
reinvestment of distributions	727,100	4,473,374	1,034,027	6,699,715

	10,616,033	63,398,744	15,947,820	103,372,460

Shares repurchased	(23,246,301)	(144,600,463)	(21,800,762)	(141,602,934)

Net decrease	(12,630,268)	$(81,201,719)	(5,852,942)	$(38,230,474)

At the close of the reporting period, a shareholder of record owned 7.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$40,611,944	$219,116,841	238,438,079	$21,634	$21,290,706

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$12,600,000

Centrally cleared credit default contracts (notional)	$1,600,000

64	High Yield Advantage Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$277,111	Payables	$207,954

Total		$277,111		$207,954

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$119,474	$119,474

Foreign exchange contracts	1,032,168	—	1,032,168

Total	$1,032,168	$119,474	$1,151,642

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(414,907)	$(414,907)

Total	$(414,907)	$(414,907)

High Yield Advantage Fund	65

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$211,655	$4,212	$1,061	$1,917	$1,291	$14,494	$42,481	$—	$277,111

Total Assets	$211,655	$4,212	$1,061	$1,917	$1,291	$14,494	$42,481	$—	$277,111

Liabilities:

Forward currency contracts#	—	—	30,946	40,230	27,240	61,502	48,036	—	207,954

Total Liabilities	$—	$—	$30,946	$40,230	$27,240	$61,502	$48,036	$—	$207,954

Total Financial and Derivative Net Assets	$211,655	$4,212	$(29,885)	$(38,313)	$(25,949)	$(47,008)	$(5,555)	$—	$69,157

Total collateral received (pledged)†##	$211,655	$—	$—	$—	$—	$—	$—	$—

Net amount	$—	$4,212	$(29,885)	$(38,313)	$(25,949)	$(47,008)	$(5,555)	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

66	High Yield Advantage Fund	High Yield Advantage Fund	67

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $29,004,135 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

68	High Yield Advantage Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

High Yield Advantage Fund	69

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

70	High Yield Advantage Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

High Yield Advantage Fund	71

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

72	High Yield Advantage Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Advantage Fund	73

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

74	High Yield Advantage Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

High Yield Advantage Fund	75

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

76	High Yield Advantage Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN032
298207 1/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2015	$88,571	$ —	$4,750	$ —
November 30, 2014	$85,331	$ —	$4,655	$ —

For the fiscal years ended November 30, 2015 and November 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,750 and $4,655 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2015	$ —	$ —	$ —	$ —

November 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016